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                                                                    Exhibit 99.3

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of June 27, 2007, among Taberna Realty Holdings Trust, having an office at Cira Center, 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 (the "Assignor"), and Merrill Lynch Mortgage Investors, Inc., having an office at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10081 (the "Assignee"), and Wells Fargo Bank, N.A., having an office at 1 Home Campus, Des Moines, Iowa 50328-0001 (the "Company"):

          WHEREAS, Assignor acquired a mortgage loan listed on Attachment 1 annexed hereto that has been serviced pursuant to a certain Seller's Warranties and Servicing Agreement (WFHM 2005-W82) (the "2005 Underlying Agreement"), dated as of October 1, 2005, between Citigroup Global Markets Realty Corp. and the Company, and, for the purposes of this AAR Agreement, such mortgage loan will be included in the definition of Assigned Loans (as defined below) and will be, upon execution of this AAR Agreement, serviced pursuant to the Underlying Agreement (as defined below) as modified by this AAR Agreement;

          WHEREAS Merrill Lynch Mortgage Lending, Inc. ("MLML") acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Company pursuant to that certain Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W60) (the "Underlying Agreement"), dated as of July 1, 2006, by and between MLML, as purchaser, and the Company;

          WHEREAS MLML assigned all of its right, title and interest in, to and under the Underlying Agreement with respect to the Assigned Loans to the Assignor pursuant to that certain Assignment, Assumption and Recognition Agreement, dated as of August 8, 2006, between MLML and the Assignor and acknowledged by the Company (the "2006 AAR Agreement" and, together with the Underlying Agreement, the "Agreements");

          WHEREAS the Assignor wishes to assign to Assignee all of its right, title and interest with respect to the Assigned Loans and all of its right, title and interest under the Agreements, with respect to the Assigned Loans, and Assignee wishes to assume all of Assignor's right, title and interest in and to such Assigned Loans;

          WHEREAS the Assignor will sell and the Assignee will purchase all of the Assignor's right, title and interest with respect to the Assigned Loans pursuant to the Mortgage Loan Purchase Agreement, dated June 27, 2007, between the Assignor and the Assignee, and the Assignee will in turn transfer its right, title and interest with respect to the Assigned Loans to Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 (the "Issuing Entity") pursuant to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of June 1, 2007, by and among the Assignor, as seller, the Assignee, as depositor, the Issuing Entity, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator, and HSBC Bank USA, National Association, as indenture trustee; and

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          WHEREAS the Company hereby agrees to service the Assigned Loans in accordance with the servicing provisions contained in the Underlying Agreement, as amended by this AAR Agreement and, upon the transfer of the Assigned Loans pursuant to the Sale and Servicing Agreement, to acknowledge the Issuing Entity as the owner of the Assigned Loans with the authority to enforce the Underlying Agreement, as amended by this AAR Agreement;

          NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

     1.   Assignment and Assumption.

          Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Underlying Agreement or the 2006 AAR Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, Assignor is retaining the right to enforce the representations and warranties made by the Company prior to the date hereof with respect to the Assigned Loans and the Company.

     2.   Representations, Warranties and Covenants of Assignor.

          Assignor warrants and represents to, and covenants with, Assignee and the Company that, as of the date hereof:

          a. Attached hereto as Attachment 2 is a true and accurate copy of the Underlying Agreement, and attached hereto as Attachment 3 is a true and accurate copy of the 2006 AAR Agreement, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect (other than the modifications of the Underlying Agreement contained in the 2006 AAR Agreement), nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;


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          c.   Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Agreements;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements (other than the modifications of the Underlying Agreement contained in the 2006 AAR Agreement). Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans,


                                        3

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               or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or that would render the disposition of the Assigned Loans a violation of
               Section 5 of the 1933 Act or require registration pursuant thereto;

          h. Assignor has received from the Company, and has delivered to Assignee, all documents required to be delivered to Assignor by the Company prior to the date hereof pursuant to Section 7.01 of the Underlying Agreement with respect to the Assigned Loans; and

          i. Assignor hereby affirms, as of the date hereof, each of the Representations and Warranties Regarding Individual Mortgage Loans contained in Section 3.02 of the Underlying Agreement (or, in the case of the loan previously serviced pursuant to the 2005 Underlying Agreement, Section 3.02 of the 2005 Underlying Agreement) insofar as they relate to the Assigned Loans as if such representations and warranties were set out in full herein

     3.   Representations, Warranties and Covenants of Assignee.

          Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

          g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

          h. A registration statement on Form S-3 (File No. 333-140436), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.

     4.   Representations, Warranties and Covenants of the Company.

          The Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:


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          a.   Attached hereto as Attachment 2 is a true and accurate copy of the Underlying Agreement, and attached hereto as Attachment 3 is a true and accurate copy of the 2006 AAR Agreement, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect (other than the modifications of the Underlying Agreement contained in the 2006 AAR Agreement), nor has any notice of termination been given thereunder;

          b. The Company is duly organized, validly existing and in good standing as a national banking association under the laws of the United States of America and has all requisite power and authority to service the Assigned Loans;

          c. The Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement or the consummation by it of the transactions contemplated hereby;

          e. The Company shall establish a Custodial Account (entitled "Wells Fargo Bank, N.A., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 Mortgage Loan Asset-Backed Notes") and an Escrow Account (entitled "Wells Fargo Bank, N.A., as Servicer, in trust for Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2 Mortgage Loan Asset-Backed Notes") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and

          f.   Each of the representations and warranties made by Company in
               Section 3.01 of the Agreement (except Section 3.01(f)) are true and correct in all material respects as of the date hereof.

     5.   Recognition of Assignee.

          From and after the date hereof, the Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Underlying Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Sale and Servicing Agreement. Pursuant to the Sale and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Underlying Agreement (as modified herein). Such right will include, without limitation, the right to terminate the Company under the Underlying Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Underlying Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Underlying Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

          In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Underlying Agreement will be made in accordance with the following wire transfer instructions:

               Bank: Wells Fargo Bank, N.A.
               ABA Routing Number: 121-000-248
               Account Name: Corporate Trust Clearing
               Account Number: 3970771416
               For Credit to: MLMBS 2007-2, Acct# 50995600

and the Company shall deliver all reports required to be delivered under the Underlying Agreement to the Master Servicer at:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MLMBS 2007-2


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

          It is the intention of Assignor, the Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor Assignor shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

     6.   Modifications of the Underlying Agreement.

          Assignor, Assignee and the Company hereby amend the Underlying Agreement as follows:

          (a) The Assignor, Assignee and Company hereby amend the definition of "Remittance Date" in Article I of the Underlying Agreement by deleting the words "immediately following" and replacing them with ""immediately preceding".

          (b) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or City of New York are authorized or obligated by law or executive order to be closed."

          (c) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by deleting the definition of "Whole Loan Transfer" in its entirety and replacing it with the following:

          "Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction."

          (d) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by deleting the definition of "Commission" in its entirety and replacing it with the following:

          "Commission: The United States Securities and Exchange Commission."

          (e) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by deleting the definition of "Company Information" in its entirety and replacing it with the following:

          "Company Information: As defined in Section 9.01(f)(i)(A)."


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          (f) The Assignor, Assignee and Company hereby amend Article I of the
Underlying Agreement by deleting the definition of "Master Servicer" in its entirety and replacing it with the following:

          "Master Servicer: Wells Fargo Bank, N.A."

          (g) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by deleting the definition of "Reconstitution" in its entirety and replacing it with the following:

          "Reconstitution: Any Securitization Transaction or Whole Loan
     Transfer."

          (h) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by deleting the definition of "Servicer" in its entirety and replacing it with the following:

          "Servicer: As defined in Section 9.01(h)(iii)."

          (i) The Assignor, Assignee and Company hereby amend Article I of the Underlying Agreement by adding the following definitions in alphabetical order:

          "Sale and Servicing Agreement: The sale and servicing agreement dated as of June 1, 2007, by and among Taberna Realty Holdings Trust, Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association."

          "Securities Administrator: Wells Fargo Bank, N.A."

          (j) The Assignor, Assignee and Company hereby amend Section 4.01 of the Underlying Agreement by deleting the second sentence of the second paragraph and replacing it with the following:

          "Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Company, such default is reasonably foreseeable, the Company, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Mortgage Loan (including, but not limited to, modifications that change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan, accept payment from the related Mortgagor of an amount less than the scheduled principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Company's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Purchaser."

          (k) The Assignor, Assignee and Company hereby amend Section 4.02 of the Underlying Agreement by deleting the second and third sentences of the first paragraph and replacing them with the following:

          "In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, Taberna Realty Holdings Trust (or, upon notice to the Company, any successor holder of a majority interest in the owner trust certificates issued by the Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2) shall have the right to instruct the Company to commence such foreclosure proceedings, provided that, regardless of whether or not such instruction has been given, the Company shall commence such foreclosure proceedings unless Taberna Realty Holdings Trust (or, upon notice to the Company, any successor holder of a majority interest in the owner trust certificates issued by the Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2) objects to such foreclosure action no later than the third Business Day prior to the expiration of such ninety (90) day period. In the event that Taberna Realty Holdings Trust (or such successor) objects to such foreclosure action, the Company shall not commence any foreclosure action and shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to
     Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above."

          (l) The Assignor, Assignee and Company hereby amend Section 4.10 of the Underlying Agreement by deleting the fourth paragraph in its entirety and replacing it with the following:

          "In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property."

          (m) The Assignor, Assignee and the Company hereby amend Section 4.13 of the Underlying Agreement by deleting it in its entirety and replacing it with the following:

          "If any Mortgage Loan is more than 60 days delinquent and the Servicer has not had contact with the Mortgagor, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection."

          (n) The Assignor, Assignee and the Company hereby amend Section 5.01 of the Underlying Agreement by deleting the second paragraph in its entirety and replacing it with the following:

          "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. Payments by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

          (o) Assignor, Assignee and the Company hereby amend Section 5.02 of the Underlying Agreement by deleting the section in its entirety and replacing it with the following:

          "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Purchaser or its designee and to Taberna Realty Holdings Trust (or, upon notice to the Company, any successor holder of a majority interest in the owner trust certificates issued by the Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2) a delinquency report in the form set forth in Exhibit J-1 and to the Purchaser or its designee a monthly remittance advice in the form set forth in Exhibit J-2 and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

          (p) Assignor, Assignee and the Company hereby amend Section 6.04 of the Underlying Agreement by deleting such section in its entirety and replacing it with the following:

          "On or before March 1st of each calendar year, commencing in 2008, the Company shall deliver to the Master Servicer a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar


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

     year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof."

          (q) Assignor, Assignee and the Company hereby amend the Underlying Agreement by deleting Section 6.05 in its entirety and replacing it with "[Reserved]."

          (r) Assignor, Assignee and the Company hereby amend the Underlying Agreement by deleting Section 6.06 in its entirety and replacing it with the following:

     "Section 6.06 Report on Assessment of Compliance and Attestation.

          With respect to any Mortgage Loans that are the subject of a Securitization Transaction, on or before March 1st of each calendar year, commencing in 2008, the Company shall:

          (i) deliver to the Master Servicer a report (in form and substance reasonably satisfactory to the Master Servicer) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria" specified on
     Exhibit I hereto (or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB);

          (ii) deliver to the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Master Servicer that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 4.26(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in this Section; and

          (iv) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) to deliver, to the Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit H.

          The Company acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

          Each assessment of compliance provided by a Subservicer pursuant to
     Section 6.06(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 4.26."

          (s) Assignor, Assignee and the Company hereby amend the Underlying Agreement by deleting Section 9.01(e)(iv) in its entirety and replacing it with the following:

          "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (1) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(e)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

          (t) Assignor, Assignee and the Company hereby amend the Underlying Agreement by deleting Sections 9.01(f) (i), (ii), (iii) and (iv) and replacing them with the following:

          "(i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under Sections

               4.26, 6.04, 6.06, 9.01(e) and (f) by or on behalf of the Company, or provided under Sections 4.26, 6.04, 6.06, 9.01(e) and (f) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Company of its obligations under Sections 4.26, 6.04, 6.06 and 9.01(e), including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.26, 6.04, 6.06 and 9.01(e), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Company of a representation or warranty set forth in Section 9.01(e)(vi)(A) or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misconduct of the Company in connection with its performance under Sections 4.26, 6.04, 6.06 and 9.01(e)."

          (u) Assignor, Assignee and the Company hereby amend the Underlying Agreement by deleting Section 9.01(g), third paragraph, in its entirety and replacing it with the following:

          "Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The

     Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance."

          (v) Assignor, Assignee and the Company hereby amend Section 10.01(ii) of the Underlying Agreement by adding the following language to the beginning of such section: "except with respect to clause (x) below,"

          (w) Assignor, Assignee and the Company hereby amend Article XII of the Underlying Agreement by adding the following new Section 12.15:

          "Section 12.15. Third Party Beneficiary.

          For purposes of this Article XII and any related provisions thereto, any Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

          (x) Assignor, Assignee and the Company hereby amend the Agreement to add the following Exhibit J-1, Exhibit J-2 and Exhibit J-3 to the Agreement:

                                  "EXHIBIT J-1

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                                DESCRIPTION                       DECIMAL   FORMAT COMMENT
------------------           -----------------------------------------------------  -------   --------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.
                             This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                   Servicer Client Number

SERV_INVESTOR_NBR            Contains a unique number as assigned by
                             an external servicer to identify a group
                             of loans in their system.

BORROWER_FIRST_NAME          First Name of the Borrower.

BORROWER_LAST_NAME           Last name of the borrower.

PROP_ADDRESS                 Street Name and Number of Property

PROP_STATE                   The state where the  property located.

PROP_ZIP                     Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE       The date that the borrower's next payment is due                MM/DD/YYYY
                             to the servicer at the end of processing cycle,
                             as reported by Servicer.

LOAN_TYPE                    Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE        The date a particular bankruptcy claim was filed.               MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE      The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR          The case number assigned by the court to the
                             bankruptcy filing.

POST_PETITION_DUE_DATE       The payment due date once the bankruptcy has been               MM/DD/YYYY
                             approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE   The Date The Loan Is Removed From Bankruptcy. Either            MM/DD/YYYY
                             by Dismissal, Discharged and/or a Motion For Relief
                             Was Granted.

LOSS_MIT_APPR_DATE           The Date The Loss Mitigation Was Approved By The                MM/DD/YYYY
                             Servicer

LOSS_MIT_TYPE                The Type Of Loss Mitigation Approved For A Loan Such
                             As;

LOSS_MIT_EST_COMP_DATE       The Date The Loss Mitigation /Plan Is Scheduled To              MM/DD/YYYY
                             End/Close

LOSS_MIT_ACT_COMP_DATE       The Date The Loss Mitigation Is Actually Completed              MM/DD/YYYY

FRCLSR_APPROVED_DATE         The date DA Admin sends a letter to the servicer                MM/DD/YYYY
                             with instructions to begin foreclosure
                             proceedings.

ATTORNEY_REFERRAL_DATE       Date File Was Referred To Attorney to Pursue                    MM/DD/YYYY
                             Foreclosure

FIRST_LEGAL_DATE             Notice of 1st legal filed by an Attorney in a                   MM/DD/YYYY
                             Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE    The date by which a foreclosure sale is expected to             MM/DD/YYYY
                             occur.

FRCLSR_SALE_DATE             The actual date of the foreclosure sale.                        MM/DD/YYYY

FRCLSR_SALE_AMT              The amount a property sold for at the foreclosure         2     No commas(,) or
                             sale.                                                           dollar signs ($)

EVICTION_START_DATE          The date the servicer initiates eviction of the                 MM/DD/YYYY
                             borrower.

EVICTION_COMPLETED_DATE      The date the court revokes legal possession of                  MM/DD/YYYY
                             the property from the borrower.

LIST_PRICE                   The price at which an REO property is marketed.           2     No commas(,) or
                                                                                             dollar signs ($)

LIST_DATE                    The date an REO property is listed at a particular              MM/DD/YYYY
                             price.

OFFER_AMT                    The dollar value of an offer for an REO property.         2     No commas(,) or
                                                                                             dollar signs ($)

OFFER_DATE_TIME              The date an offer is received by DA Admin or by the             MM/DD/YYYY
                             Servicer.

REO_CLOSING_DATE             The date the REO sale of the property is scheduled to           MM/DD/YYYY
                             close.

REO_ACTUAL_CLOSING_DATE      Actual Date Of REO Sale                                         MM/DD/YYYY

OCCUPANT_CODE                Classification of how the property is occupied.

PROP_CONDITION_CODE          A code that indicates the condition of the property.

PROP_INSPECTION_DATE         The date a  property inspection is performed.                   MM/DD/YYYY

APPRAISAL_DATE               The date the appraisal was done.                                MM/DD/YYYY

CURR_PROP_VAL                The current "as is" value of the property based on        2
                             brokers price opinion or appraisal.

REPAIRED_PROP_VAL            The amount the property would be worth if repairs are     2
                             completed pursuant to a broker's price opinion or
                             appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE           FNMA Code Describing Status of Loan

DELINQ_REASON_CODE           The circumstances which caused a
                             borrower to stop paying on a loan. Code
                             indicates the reason why the loan is in
                             default for this cycle.

MI_CLAIM_FILED_DATE          Date Mortgage Insurance Claim Was Filed With Mortgage           MM/DD/YYYY
                             Insurance Company.

MI_CLAIM_AMT                 Amount of Mortgage Insurance Claim Filed                        No commas(,) or
                                                                                             dollar signs ($)

MI_CLAIM_PAID_DATE           Date Mortgage Insurance Company Disbursed Claim                 MM/DD/YYYY
                             Payment

MI_CLAIM_AMT_PAID            Amount Mortgage Insurance Company Paid On Claim           2     No commas(,) or
                                                                                             dollar signs ($)

POOL_CLAIM_FILED_DATE        Date Claim Was Filed With Pool Insurance Company                MM/DD/YYYY

POOL_CLAIM_AMT               Amount of Claim Filed With Pool Insurance Company         2     No commas(,) or
                                                                                             dollar signs ($)

POOL_CLAIM_PAID_DATE         Date Claim Was Settled and The Check Was Issued By              MM/DD/YYYY
                             The Pool Insurer

POOL_CLAIM_AMT_PAID          Amount Paid On Claim By Pool Insurance Company            2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE  Date FHA Part A Claim Was Filed With HUD                        MM/DD/YYYY

FHA_PART_A_CLAIM_AMT         Amount of FHA Part A Claim Filed                          2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE   Date HUD Disbursed Part A Claim Payment                         MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT    Amount HUD Paid on Part A Claim                           2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE  Date FHA Part B Claim Was Filed With HUD                        MM/DD/YYYY

FHA_PART_B_CLAIM_AMT         Amount of FHA Part B Claim Filed                          2     No commas(,) or
                                                                                             dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE   Date HUD Disbursed Part B Claim Payment                         MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT    Amount HUD Paid on Part B Claim                           2     No commas(,) or
                                                                                             dollar signs ($)

VA_CLAIM_FILED_DATE          Date VA Claim Was Filed With the Veterans Admin                 MM/DD/YYYY

VA_CLAIM_PAID_DATE           Date Veterans Admin. Disbursed VA Claim Payment                 MM/DD/YYYY

VA_CLAIM_PAID_AMT            Amount Veterans Admin. Paid on VA Claim                   2     No commas(,) or
                                                                                             dollar signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment

017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure
26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                   EXHIBIT J-2

     STANDARD FILE LAYOUT - MASTER SERVICING

COLUMN NAME                         DESCRIPTION                      DECIMAL            FORMAT COMMENT            MAX SIZE
-----------             -------------------------------------------  -------  ----------------------------------  --------
SER_INVESTOR_NBR        A value assigned by the Servicer to                   Text up to 10 digits                   20
                        define a group of loans.

LOAN_NBR                A unique identifier assigned to each                  Text up to 10 digits                   10
                        loan

                        by the investor.

SERVICER_LOAN_NBR       A unique number assigned to a loan                    Text up to 10 digits                   10
                        by the Servicer. This may be
                        different than the LOAN_NBR.

BORROWER_NAME           The borrower name as received in the                  Maximum length of 30 (Last, First)     30
                        file. It is not separated by first
                        and last name.

SCHED_PAY_AMT           Scheduled monthly principal and                  2    No commas(,) or dollar signs ($)       11
                        scheduled interest payment that a
                        borrower is expected to pay, P&I
                        constant.

NOTE_INT_RATE           The loan interest rate as reported               4    Max length of 6                         6
                        by the Servicer.

NET_INT_RATE            The loan gross interest rate less                4    Max length of 6                         6
                        the service fee rate as reported by
                        the Servicer.

SERV_FEE_RATE           The servicer's fee rate for a loan               4    Max length of 6                         6
                        as reported by the Servicer.

SERV_FEE_AMT            The servicer's fee amount for a loan             2    No commas(,) or dollar signs ($)       11
                        as reported by the Servicer.

NEW_PAY_AMT             The new loan payment amount as                   2    No commas(,) or dollar signs ($)       11
                        reported by the Servicer.

NEW_LOAN_RATE           The new loan rate as reported by the             4    Max length of 6                         6
                        Servicer.

ARM_INDEX_RATE          The index the Servicer is using to               4    Max length of 6                         6
                        calculate a forecasted rate.

ACTL_BEG_PRIN_BAL       The borrower's actual principal                  2    No commas(,) or dollar signs ($)       11
                        balance at the beginning of the
                        processing cycle.

ACTL_END_PRIN_BAL       The borrower's actual principal                  2    No commas(,) or dollar signs ($)       11
                        balance at the end of the processing
                        cycle.

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing                     MM/DD/YYYY                             10
                        cycle that the borrower's next
                        payment is due to the Servicer, as
                        reported by Servicer.

SERV_CURT_AMT_1         The first curtailment amount to be               2    No commas(,) or dollar signs ($)       11
                        applied.

SERV_CURT_DATE_1        The curtailment date associated with                  MM/DD/YYYY                             10
                        the first curtailment amount.

CURT_ADJ_ AMT_1         The curtailment interest on the                  2    No commas(,) or dollar signs ($)       11
                        first curtailment amount, if
                        applicable.

SERV_CURT_AMT_2         The second curtailment amount to be              2    No commas(,) or dollar signs ($)       11
                        applied.

SERV_CURT_DATE_2        The curtailment date associated with                  MM/DD/YYYY                             10
                        the second curtailment amount.

CURT_ADJ_ AMT_2         The curtailment interest on the                  2    No commas(,) or dollar signs ($)       11
                        second curtailment amount, if
                        applicable.

SERV_CURT_AMT_3         The third curtailment amount to be               2    No commas(,) or dollar signs ($)       11
                        applied.

SERV_CURT_DATE_3        The curtailment date associated with                  MM/DD/YYYY                             10
                        the third curtailment amount.

CURT_ADJ_AMT_3          The curtailment interest on the                  2    No commas(,) or dollar signs ($)       11
                        third curtailment amount, if
                        applicable.

PIF_AMT                 The loan "paid in full" amount as                2    No commas(,) or dollar signs ($)       11
                        reported by the Servicer.

PIF_DATE                The paid in full date as reported by                  MM/DD/YYYY                             10
                        the Servicer.

ACTION_CODE             The standard FNMA numeric code used to                Action Code Key: 15=Bankruptcy,         2
                        indicate the default/delinquent status of a           30=Foreclosure, , 60=PIF,
                        particular loan.                                      63=Substitution,
                                                                              65=Repurchase,70=REO

INT_ADJ_AMT             The amount of the interest                       2    No commas(,) or dollar signs ($)        11
                        adjustment as reported by the
                        Servicer.

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment                2    No commas(,) or dollar signs ($)        11
                        amount, if applicable.

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if              2    No commas(,) or dollar signs ($)        11
                        applicable.

LOAN_LOSS_AMT           The amount the Servicer is passing               2    No commas(,) or dollar signs ($)        11
                        as a loss, if applicable.

SCHED_BEG_PRIN_BAL      The scheduled outstanding principal              2    No commas(,) or dollar signs ($)        11
                        amount due at the beginning of the
                        cycle date to be passed through to
                        investors.

SCHED_END_PRIN_BAL      The scheduled principal balance due              2    No commas(,) or dollar signs ($)        11
                        to investors at the end of a
                        processing cycle.

SCHED_PRIN_AMT          The scheduled principal amount as                2    No commas(,) or dollar signs ($)        11
                        reported by the Servicer for the
                        current cycle -- only applicable for
                        Scheduled/Scheduled Loans.

SCHED_NET_INT           The scheduled gross interest amount              2    No commas(,) or dollar signs ($)        11
                        less the service fee amount for the current
                        cycle as reported by the Servicer -- only
                        applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT           The actual principal amount                      2    No commas(,) or dollar signs ($)        11
                        collected by the Servicer for the current
                        reporting cycle -- only applicable for
                        Actual/Actual Loans.

ACTL_NET_INT            The actual gross interest amount                 2    No commas(,) or dollar signs ($)        11
                        less the service fee amount for the current
                        reporting cycle as reported by the Servicer
                        -- only applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT     The penalty amount received when a               2    No commas(,) or dollar signs ($)        11
                        borrower prepays on his loan as
                        reported by the Servicer.

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for                2    No commas(,) or dollar signs ($)        11
                        the loan waived by the servicer.

MOD_DATE                The Effective Payment Date of the                     MM/DD/YYYY                              10
                        Modification for the loan.

MOD_TYPE                The Modification Type.                                Varchar - value can be alpha or         30
                                                                              numeric

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal                2    No commas(,) or dollar signs ($)        11
                        and interest advances made by
                        Servicer.

                                   EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING

     MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent/Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (_____).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date: __________________________________

Phone: ______________________________   Email Address: _________________________

Servicer Loan No.           Servicer Name               Servicer Address

_________________________   _________________________   ________________________

WELLS FARGO BANK, N.A. LOAN NO. _____________________

Borrower's Name:

_____________________________________________________

Property Address:

_____________________________________________________

LIQUIDATION TYPE: REO SALE               3RD PARTY SALE               SHORT SALE
        CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN       YES [ ]   NO [ ]

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan        $______________(1)
(2)  Interest accrued at Net Rate                            _______________(2)
(3)  Accrued Servicing Fees                                  _______________(3)
(4)  Attorney's Fees                                         _______________(4)
(5)  Taxes (see page 2)                                      _______________(5)
(6)  Property Maintenance                                    _______________(6)

(7)  MI/Hazard Insurance Premiums (see page 2)               _______________(7)
(8)  Utility Expenses                                        _______________(8)
(9)  Appraisal/BPO                                           _______________(9)
(10) Property Inspections                                    _______________(10)
(11) FC Costs/Other Legal Expenses                           _______________(11)
(12) Other (itemize)                                         _______________(12)
           Cash for Keys _________________________________   _______________(12)
           HOA/Condo Fees ________________________________   _______________(12)
           _______________________________________________   _______________(12)

           TOTAL EXPENSES                                    $______________(13)
CREDITS:
(14) Escrow Balance                                          $______________(14)
(15) HIP Refund                                              _______________(15)
(16) Rental Receipts                                         _______________(16)
(17) Hazard Loss Proceeds                                    _______________(17)
(18) Primary Mortgage Insurance / Gov't Insurance
     (18a) HUD Part A                                        _______________
     (18b) HUD Part B                                        _______________
(19) Pool Insurance Proceeds                                 _______________(19)
(20) Proceeds from Sale of Acquired Property                 _______________(20)
(21) Other (itemize)                                         _______________(21)
     _____________________________________________________   _______________(21)

           TOTAL CREDITS                                     $______________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                      $______________(23)

ESCROW DISBURSEMENT DETAIL

    TYPE                PERIOD OF    TOTAL       BASE
(TAX /INS.)  DATE PAID   COVERAGE     PAID      AMOUNT   PENALTIES   INTEREST
-----------  ---------  ---------  ---------  ---------  ---------  ---------
___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

___________  _________  _________  _________  _________  _________  _________

     7.   Notices.

          All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA 50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: 515/324-3118

               with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa 50328-0001
               Attention: General Counsel MAC X2401-06T

          b.   In the case of Assignor,

               Taberna Realty Holdings Trust

               Cira Center
               2929 Arch Street, 17th Floor
               Philadelphia, Pennsylvania 19104

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MLMBS 2007-2

          d.   In the case of Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MLMBS 2007-2

     Miscellaneous Provisions.

     8. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     9. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     10. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or the Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or the Company, respectively hereunder.

     11. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     12. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     13. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     14. Each party will pay any commissions it has incurred and the [Assignor] shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     15. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition to be executed by their duly authorized officers as of the date first above written.

TABERNA REALTY HOLDINGS TRUST
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS,
INC.
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLS FARGO BANK, N.A.
Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Acknowledged and agreed to by:


WELLS FARGO BANK, N.A.
Master Servicer

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT 1

                             ASSIGNED LOAN SCHEDULE

                             [Intentionally Omitted]

                                  ATTACHMENT 2

                              UNDERLYING AGREEMENT

                                See Exhibit 99.4

                                  ATTACHMENT 3

                               2006 AAR AGREEMENT

                             [Intentionally Omitted]


                                       2